UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: January 15, 2015
Date of Earliest Event Reported: January 7, 2015

VERTEX ENERGY, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-11476	94-3439569
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1331 Gemini Street
Suite 250
Houston, Texas 77058
(Address of principal executive offices)(Zip Code)

Registrant's telephone number, including area code: (866) 660-8156

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[__]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[__]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[__]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[__]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On January 7, 2015, Vertex Refining NV, LLC ("Vertex NV"), an indirect wholly-owned subsidiary of Vertex Energy, Inc. (the “Company”, “Vertex”, “we” or “us”) entered into a First Amendment to Secured Promissory Note (the “First Amendment”) with Omega Refining, LLC (“Omega Refining”) and Bango Refining NV, LLC (“Bango Refining” and together with Omega Refining, “Omega”).  The First Amendment amended that certain Secured Promissory Note dated May 2, 2014 in the original principal amount of $13,858,067 pursuant to which Omega was the borrower and Vertex NV was the lender (the “Secured Note”) to allow for an increase in the amount of such Secured Note to permit an outstanding principal balance of up to $14,358,067.  Omega originally entered into the Secured Note to evidence amounts to be loaned by Vertex NV to Omega pursuant to the terms and conditions of that certain Asset Purchase Agreement entered into on March 17, 2014 (as amended to date, the “Asset Purchase Agreement”), by and among the Company, certain of the Company’s wholly-owned subsidiaries, Omega and Omega Holdings Company LLC, as previously disclosed in the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on May 6, 2014.

The $500,000 increase in the principal amount of the Secured Note was in connection with an additional advance by Vertex NV to Omega of $500,000 on January 14, 2015, a $500,000 reduction in the amount of permitted used motor oil inventory deferral by Omega under the terms of the Secured Note and the commitment of Vertex NV to make an additional advance of $500,000 to Omega (less, in the option of Vertex NV, amounts then owed by Omega to Vertex Energy Operating, LLC under a previously entered into tolling agreement) on January 31, 2015.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.	Description

10.1(1)	Secured Promissory Note ($13,858,066.67) – May 2, 2014 - Omega Refining, LLC and Bango Refining NV, LLC as borrowers and Vertex Refining NV, LLC as lender
10.2*	First Amendment to Secured Promissory Note dated January 7, 2015 - Omega Refining, LLC and Bango Refining NV, LLC as borrowers and Vertex Refining NV, LLC as lender

* Filed herewith.

(1) Filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed with the Commission on May 6, 2014, and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

VERTEX ENERGY, INC.

Date: January 15, 2015	By: /s/ Chris Carlson
Chris Carlson
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1(1)	Secured Promissory Note ($13,858,066.67) – May 2, 2014 - Omega Refining, LLC and Bango Refining NV, LLC as borrowers and Vertex Refining NV, LLC as lender
10.2*	First Amendment to Secured Promissory Note dated January 7, 2015 - Omega Refining, LLC and Bango Refining NV, LLC as borrowers and Vertex Refining NV, LLC as lender

* Filed herewith.

(1) Filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed with the Commission on May 6, 2014, and incorporated herein by reference.